December 10, 2015
DREYFUS SHORT DURATION BOND FUND

Supplement to Summary Prospectus and Statutory Prospectus
 dated April 1, 2015
The fund's board has approved, subject to shareholder approval, changes to the fund's investment objective and investment policy regarding industry concentration, effective on or about April 1, 2016 (the "Effective Date").  These and other proposed changes are described below and are designed to reposition the fund with a shorter maturity on the ultra short bond fund spectrum, but with a longer maturity than money market funds.
As of the Effective Date, and subject to shareholder approval, the fund will (i) change its investment objective to seeking high current income consistent with the maintenance of liquidity and low volatility of principal and (ii) adopt as a fundamental investment policy that the fund invest, under normal circumstances, more than 25% of its assets in securities issued by companies in the financial services industry and repurchase agreements secured by such obligations.  The fund would invest in a broad range of U.S. dollar-denominated debt securities, including money market instruments, and, under normal circumstances, would seek to maintain a dollar-weighted average portfolio maturity of 120 days or less.  In addition, the Fund would only buy individual securities with remaining maturities of 18 months or less, or that have demand or other features which reduce their maturities to 18 months or less at the time of purchase.  Consistent with the shorter maturities of the fund's proposed investments, which include a focus on money market instruments, the fund's board also has approved changing the fund's benchmark index, replacing the fund's current primary portfolio managers with a new primary portfolio manager and changing the fund's name to "Dreyfus Ultra Short Income Fund."
In addition, subject to shareholder approval of the proposed changes to the fund's investment objective and investment policy regarding industry concentration referred to above, the fund's board has authorized changes to the fund's multiple class structure, including converting the fund's Class I shares into Class Y shares and redesignating Class Y shares as "Institutional" shares, and increasing the minimum initial investment and account balance requirements for Institutional and Class D shares.  As proposed, there would be no changes to the minimum initial investment or minimum account balance requirements for current shareholders of the fund.  As is currently the case with the fund's Class I shares, but not Class Y shares, however, the fund, The Dreyfus Corporation, the fund's distributor, and their affiliates would be permitted to make shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, and The Dreyfus Corporation, the fund's distributor and/or their affiliates would be permitted to provide revenue sharing payments, with respect to Institutional shares.
In connection with the proposed changes to the multiple class structure, and subject to shareholder approval of the proposed changes to the fund's investment objective and investment policy regarding industry concentration referred to above, The Dreyfus Corporation contractually agreed to waive receipt of a portion of its management fee in the amount of 0.05% of the value of the fund's average daily net assets (reducing the current management fee of 0.25% to 0.20%) for a period of two years from the Effective Date.  In addition, The Dreyfus Corporation also would extend the current expense cap on the fund's Class D and Class Z shares until April 1, 2017, and would institute a new, lower expense cap on the fund's Institutional shares of 0.20% (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) for a period of two years after the Effective Date.
Shareholders of record at the close of business on January 7, 2016 will be asked to vote on changing the fund's investment objective and investment policy regarding industry concentration at a special meeting of shareholders to be held on March 10, 2016.  The fund will not change its investment objective, investment policy regarding industry concentration and other investment management policies, and all of the other proposed changes referenced above will not be implemented (with the exception of the current expense cap on the fund's Class D and Class Z shares, which may be extended until April 1, 2017), unless shareholders approve changing the fund's investment objective and investment policy regarding industry concentration at the special meeting of shareholders.  If shareholders approve changing the fund's investment objective and investment policy regarding industry concentration, the proposed changes will take effect on the Effective Date.
If shareholders approve changing the fund's investment objective and investment policy regarding industry concentration, The Dreyfus Corporation will seek to implement the changes to the fund's investment strategy in an orderly manner, taking into consideration such factors as market conditions, portfolio transaction costs and the potential tax implications to fund shareholders.
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If the proposed changes to the fund's investment objective and investment policy regarding industry concentration are approved by shareholders, the following information will take effect for the fund as of the Effective Date.
The fund's investment objective will be to seek high current income consistent with the maintenance of liquidity and low volatility of principal.  The fund's investment objective would continue to be a fundamental policy which could only be changed with the approval of the fund's board and the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the fund's outstanding voting securities.
To pursue its goal, the fund normally will invest in a broad range of U.S. dollar-denominated debt securities, including money market instruments.  The fund's investments may include:
•	securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities (including mortgage-related securities)
•	certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches
•	domestic and foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest
•	obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies
•	repurchase agreements, including tri-party repurchase agreements
•	asset-backed securities
•	municipal securities
•	inflation-indexed securities
•	zero coupon securities
Under normal circumstances, the fund will expect to maintain a dollar-weighted average portfolio maturity of 120 days or less.  In addition, the fund will only buy individual securities with remaining maturities of 18 months or less, or that have demand or other features which reduce their maturities to 18 months or less at the time of purchase.  These maturity limitations would replace the fund's current effective duration limitation.  The maturity of a security is generally the period remaining until the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.  Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.
Under normal circumstances, the fund will invest only in securities that, at the time of purchase, are rated investment grade (i.e., Baa/BBB or higher) or in the top three short-term rating categories by at least one nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by The Dreyfus Corporation.  The fund no longer would be permitted to invest up to 5% of its assets in bonds rated below investment grade or the unrated equivalent as determined by The Dreyfus Corporation.
The fund will concentrate its investments in the financial services industry.  Therefore, under normal circumstances, the fund will invest more than 25% of its assets in securities issued by companies in the financial services industry and repurchase agreements secured by such obligations.  Companies in the financial services industry include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, insurance, financial investment, real estate and mortgage finance and financial conglomerates.  This concentration will subject the fund to greater risk of loss as a result of adverse economic, business or other developments affecting companies in the financial services industry than if its investments were diversified across different industries.  The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy.  Financial services companies are exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.  Financial services companies also are subject to extensive government regulation, including policy and legislative changes in the United States and other countries that are changing many aspects of financial regulation.  The fund will, however, be permitted to invest less than 25% of its assets in securities issued by companies in the financial services industry for temporary defensive purposes.
The fund will attempt to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the fund since the fund usually does not pay brokerage commissions when purchasing short-term obligations.
The fund no longer would be required to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (or other instruments with similar economic characteristics).  In addition, the fund no longer would be permitted to use derivatives as part of its principal investment strategy or invest in private mortgage-related securities.  The fund's current limitation on investing no more than 30% of the fund's assets in bonds of foreign governments and companies would be eliminated.  The fund, however, would only invest in U.S. dollar-denominated foreign securities and would no longer be permitted to invest in securities of issuers of emerging market countries.  Any investment in pay-in-kind and step-up securities or floating rate loans would be limited to no more than 5% of the fund's assets, respectively.
The proposed investment management-related changes are designed to provide fund shareholders with a high degree of share price stability while generating higher returns than money market funds over time.  In a rising interest rate environment, the fund's net asset value should be less volatile as a result of its shorter maturity.  The shorter maturity, however, would result in lower yields for the fund.  The fund will not be a money market fund and will not be subject to the maturity, quality, liquidity and diversification requirements applicable to money market funds.  The fund's share price will fluctuate and there can be no guarantee that the fund will generate higher returns than money market funds.
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Performance
As of the Effective Date, the fund would change its primary benchmark to the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index, because the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is more reflective of the manner in which the fund's assets would be invested.
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Portfolio Management
As of the Effective Date, Patricia Larkin would be appointed the fund's primary portfolio manager, replacing the fund's current primary portfolio managers.  Ms. Larkin is the Chief Investment Officer of Money Market Strategies for BNY Mellon Cash Investment Strategies, a division of The Dreyfus Corporation.  She has been employed by The Dreyfus Corporation since 1981.
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